UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2012

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 4, 2012, Kewalo Development LLC (“Kewalo”), entered into a $120 million construction loan agreement (together with all other loan documents executed in connection therewith, the “Agreement”) with First Hawaiian Bank, Wells Fargo Bank, N.A., Bank of Hawaii, and Central Pacific Bank (collectively, the “Lenders”) to finance a portion of the cost to construct a 43-story, 341-unit high-rise condominium development (the “Project”) in Kakaako, Honolulu, Hawaii. Kewalo is a joint venture between Waimanu Development LLC, a wholly-owned subsidiary of Alexander & Baldwin, Inc. (“A&B” or the “Company”), N1189 LLC, Armstrong Homes, Ltd., and BSC Waihonua, LLC.

In connection with the Agreement, the Company’s wholly-owned real estate subsidiary, A & B Properties, Inc. (“Properties”), entered into a separate agreement (the “Limited Guaranty”) for the benefit of the Lenders. Under the Limited Guaranty, Properties guarantees repayment of any amounts owing by Kewalo under the Agreement, subject to a cap of $20 million, and additionally provides certain limited and springing recourse guaranties in favor of the Lenders in connection with specific obligations of Kewalo under the Agreement. Properties also entered into a completion guaranty (“Completion Guaranty”) for the benefit of the Lenders, under which Properties agrees that it will ensure lien-free completion of the Project. Additionally, under the Limited Guaranty and the Completion Guaranty, Properties covenants that it will maintain an aggregate net worth of not less than $500 million.

The foregoing description of the terms of the Limited Guaranty and the Completion Guaranty is qualified in its entirety by reference to the Limited Guaranty and Completion Guaranty, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit
10.1	Limited Guaranty among A & B Properties, Inc., First Hawaiian Bank, Wells Fargo Bank N.A., Bank of Hawaii, and Central Pacific Bank, dated as of November 30, 2012.
10.2	Completion Guaranty among A & B Properties, Inc., First Hawaiian Bank, Wells Fargo Bank N.A., Bank of Hawaii, and Central Pacific Bank, dated as of November 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito______________
Paul K. Ito
Senior Vice President, Chief Financial Officer,
Treasurer and Controller

Dated:           December 4, 2012

Exhibit Index

Exhibit No.	Exhibit
10.1	Limited Guaranty among A & B Properties, Inc., First Hawaiian Bank, Wells Fargo Bank N.A., Bank of Hawaii, and Central Pacific Bank, dated as of November 30, 2012.
10.2	Completion Guaranty among A & B Properties, Inc., First Hawaiian Bank, Wells Fargo Bank N.A., Bank of Hawaii, and Central Pacific Bank, dated as of November 30, 2012.